UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2008

BEAR STEARNS ACTIVE ETF TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-33990	77-6265261
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

237 Park Avenue New York, New York	10017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (800) 436-4148

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 8, 2008, the Board of Trustees of Bear Stearns Active ETF Trust (the “Board of Trustees”), unanimously approved on behalf of the Bear Stearns Current Yield Fund (the “Fund”), the liquidation of the Fund as being in the best interests of the Fund and its shareholders. In connection with the Fund’s liquidation, the Board of Trustees also approved on September 8, 2008 to voluntarily delist the Fund’s shares of beneficial interest of no par value on the American Stock Exchange (“AMEX”). The Fund expects that its shares will cease trading on AMEX on or about October 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 9, 2008

BEAR STEARNS ACTIVE ETF TRUST

By:	/s/ Margo L. Cook
Name:	Margo L. Cook
Title:	President